BLACKROCK FUNDSSM

iShares Edge MSCI USA Momentum Factor Index Fund

iShares Edge MSCI USA Quality Factor Index Fund

iShares Edge MSCI USA Size Factor Index Fund

iShares Edge MSCI USA Value Factor Index Fund

Supplement dated November 30, 2018 to the Summary Prospectuses,

Prospectuses and Statement of Additional Information of each Fund,

each dated November 28, 2018

On November 28, 2018, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of each of its series, iShares Edge MSCI USA Momentum Factor Index Fund, iShares Edge MSCI USA Quality Factor Index Fund, iShares Edge MSCI USA Size Factor Index Fund and iShares Edge MSCI USA Value Factor Index Fund (the “Funds”), approved a proposal to close each Fund to new and subsequent investments and thereafter to liquidate each Fund. Accordingly, effective 4:00 p.m. (Eastern time) on January 22, 2019, each Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about January 29, 2019 (the “Liquidation Date”), all of the assets of each Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Fund Advisors or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidations, each Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-SFSB-1118SUP